UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35397	26-4785427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Bell Avenue

Ames, Iowa 50010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 20, 2014, Renewable Energy Group, Inc. (“REG”), REG Synthetic Fuels, LLC, a wholly-owned subsidiary of REG (“REG Synthetic”), and Tyson Foods, Inc. (“Tyson”) entered into a Membership Interest Agreement (the “Purchase Agreement”) pursuant to which REG Synthetic has agreed to acquire Tyson’s 50% equity interest in Dynamic Fuels, LLC (“Dynamic Fuels”), which owns a 75 million gallons per year nameplate capacity renewable diesel manufacturing plant located in Geismar, Louisiana (the “Geismar Facility”).

Previously, REG, REG Synthetic and Syntroleum Corporation (“Syntroleum”) entered into an Asset Purchase Agreement, dated as of December 17, 2013, pursuant to which REG Synthetic would acquire substantially all of the assets of Syntroleum, including Syntroleum’s 50% equity interest in Dynamic Fuels. Completion of the Syntroleum transaction is subject to satisfaction of specified closing conditions, including approval by Syntroleum stockholders at a stockholders’ meeting scheduled for June 3, 2014 (the “Syntroleum Stockholders’ Meeting”). Completion of the acquisitions from Tyson and Syntroleum would result in REG Synthetic owning 100% of the equity in Dynamic Fuels.

As consideration for the purchase from Tyson, REG Synthetic has agreed to pay to Tyson (i) approximately $18.0 million in cash and (ii) make earnout payments, if any, with a value of up to a maximum amount of $35.0 million, payable over up to an eleven and half year period based on production volume at the Geismar Facility. In addition, at closing REG Synthetic will fund the repayment of an approximately $12 million loan from Tyson to Dynamic Fuels.

Each of REG, REG Synthetic and Tyson has agreed to customary representations, warranties and covenants in the Purchase Agreement. Tyson has agreed with REG and REG Synthetic to vote its 800,000 shares of Syntroleum common stock in favor of Syntroleum’s sale of substantially all of its assets to REG Synthetic and in favor of the other specific matters scheduled to be voted upon at the Syntroleum Stockholders’ Meeting.

The closing under the Purchase Agreement is subject to conditions, including (i) the closing of REG’s pending acquisition of substantially all of the assets of Syntroleum, (ii) REG’s replacement of the letter of credit Tyson obtained to support issuance of $100 million principal amount of Gulf Opportunity Zone Bonds issued through the Louisiana Public Facilities Authority, or completion of a financing sufficient to refinance such bonds prior to December 31, 2014 on terms acceptable to REG and (iii) other customary closing conditions. REG may seek to use cash on hand and/or one of more financing vehicles, including public or private debt or equity, to satisfy the closing condition related to the bonds.

A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The description of the Purchase Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to such document.

Additional information about the Syntroleum transaction and where to find it

REG has filed with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 in connection with the Syntroleum transaction, which includes Syntroleum’s definitive proxy statement and REG’s prospectus for the Syntroleum transaction. Syntroleum mailed the definitive proxy statement/prospectus to its stockholders on or about April 21, 2014. THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT REG, SYNTROLEUM, THE PROPOSED ASSET SALE AND DISSOLUTION OF SYNTROLEUM AND RELATED MATTERS. BEFORE MAKING ANY VOTING AND INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS DESCRIBED THEREIN, INVESTORS AND STOCKHOLDERS OF SYNTROLEUM ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC. The registration statement, the proxy statement/prospectus and other documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov, at REG’s website at www.regi.com under the tab “Investor Relations” and then “Financial Information” and “SEC Filings,” at Syntroleum’s website at www.syntroleum.com under the tab “Investor Relations” and then “SEC Filings,” from Renewable Energy Group Investor Relations, 416 S. Bell Avenue, Ames, Iowa 50010, telephone: 515-239-8091, or from Syntroleum Investor Relations, 5416 S. Yale Ave., Suite 400, Tulsa, Oklahoma 74135, telephone: 281-224-9862.

Participants in the Solicitation of Syntroleum Stockholders

REG and its directors and executive officers may be deemed participants in the solicitation of proxies from Syntroleum stockholders in connection with the Syntroleum transaction and the other proposed transactions described in the definitive proxy statement/prospectus referred to above. Information regarding the special interests of these directors and executive officers in the proposed transactions is included in the definitive proxy statement/prospectus referred to above.

Note Regarding Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, REG’s ability to refinance the Dynamic Fuels bonds on terms acceptable to REG and to complete the Syntroleum transaction, which are conditions to closing of the Tyson transaction, the satisfaction of other closing conditions to the Tyson transaction, REG’s ability to integrate Dynamic Fuels’ business with its own, REG’s ability to successfully integrate Syntroleum’s assets and employees into REG’s existing business, whether Dynamic Fuels will be able to produce renewable diesel profitably, if at all, changes or events affecting the business, financial condition or results of operations of either REG or Dynamic Fuels prior to or following the closing of the transaction, potential changes in governmental programs and policies requiring or encouraging the use of biofuels, including RFS2, changes in the spread between biodiesel prices and feedstock costs, the future price and volatility of feedstocks, the future price and volatility of petroleum and products derived from petroleum, availability of federal and state governmental tax credits and incentives for biodiesel production, the effect of excess capacity in the biodiesel industry, unanticipated changes in the biodiesel market from which REG generates almost all of its revenues, and other risks and uncertainties described from time to time in REG’s annual report on Form 10-K, quarterly reports on Form 10-Q and other periodic filings with the SEC. The forward-looking statements are made as of the date of this Current Report and REG does not undertake to update any forward-looking statements based on new developments or changes in its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1+	Membership Interest Purchase Agreement, dated as of May 20, 2014, by and among Renewable Energy Group, Inc., REG Synthetic Fuels, LLC and Tyson Foods, Inc.

+	Confidential treatment requested

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2014

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1+	Membership Interest Purchase Agreement, dated as of May 20, 2014, by and among Renewable Energy Group, Inc., REG Synthetic Fuels, LLC and Tyson Foods, Inc.

+	Confidential treatment requested

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